ZaZa Energy Corporation

1301 McKinney Street

Suite 2850

Houston, TX  77010

NEWS   RELEASE

NEWS   RELEASE

ZAZA ENERGY CORPORATION ANNOUNCES REVISED CONFERENCE CALL SCHEDULE GIVEN TODAY’S MATERIAL ANNOUNCEMENTS

-	Company to host teleconference and webcast to discuss Eaglebine Joint Venture and Purchase and Sale Agreements for Moulton assets on Tuesday, March 26th
-	ZaZa to file its 2012 Form 10-K and release its 2012 year-end results on Monday, April 1st and host a teleconference and webcast to address financial results on Tuesday, April 2nd

HOUSTON, TX (March 25, 2013) - ZaZa Energy Corporation (“ZaZa” or the “Company”)(NASDAQ: ZAZA) today announced that as a result of the material announcements that were disclosed this morning, the Company will now be hosting a teleconference and webcast to discuss the transactions related to the Joint Venture in the Eaglebine and the Purchase and Sale Agreements regarding its Moulton assets on Tuesday, March 26th at 10 a.m. ET.

Conference Call Information:

•	Toll-free number: 866-202-3048
•	International number: 617-213-8843
•	Pass code: 76960441

Interested parties can also participate on the webcast by visiting the ZaZa Energy Corporation website at www.zazaenergy.com.  For those who will be unable to participate, a webcast and teleconference replay will be available approximately one hour after the completion of the call.  The live webcast and replay link can be found in the “Investor Relations” section of the ZaZa website at http://phx.corporate-ir.net/phoenix.zhtml?c=68298&p=irol-IRHome.

Replay Information:

•	Toll-free number: 888-286-8010
•	International number: 617-801-6888
•	Pass code: 34630698

The Company also disclosed that it will be filing its Form 10-K for the year ended December 31, 2012 with the Securities and Exchange Commission (“SEC”) on Monday, April 1st, 2013 after market close and hosting a teleconference and webcast on Tuesday, April 2nd, 2013 at 10 a.m. ET.  Call-in information will be provided later this week.

About ZaZa Energy Corporation

Headquartered in Houston, Texas, with offices in Corpus Christi, Texas and Paris, France, ZaZa Energy Corporation is a publicly traded exploration and production company with primary assets in the Eagle Ford and Eaglebine resource plays in Texas. More information about the Company may be found at www.zazaenergy.com.

Safe Harbor Statement

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects," "forecasts" and similar references to future periods. These statements include, but are not limited to, statements about ZaZa’s ability to execute on exploration, production and

713-595-1900 (Office)       ●713-595-1919 (Fax)●www.zazaenergy.com

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development plans, estimates of reserves, estimates of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, actual recoveries of insurance proceeds, the ability of ZaZa to obtain additional capital, and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. While forward-looking statements are based on our assumptions and analyses that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties that could cause our actual results, performance and financial condition to differ materially from our expectations. See "Risk Factors" in our most recent filings filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

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JMR Worldwide

Jay Morakis, Partner

+1 212-786-6037

jmorakis@jmrww.com